DIREXION SHARES ETF TRUST

Direxion Daily Russia Bull 3X Shares (RUSL)
Direxion Daily Russia Bear 3X Shares (RUSS)

Supplement dated January 17, 2012 to the
Prospectus and Statement of Additional Information (“SAI”) dated December 1, 2011

***IMPORTANT INFORMATION REGARDING CHANGE IN INVESTMENT OBJECTIVE AND PRINCPAL INVESTMENT STRATEGY***

The Board of Trustees of Direxion Shares ETF Trust (“Trust”) has approved a change in the benchmark index to the investment objectives, 80% investment policies and Direxion Daily Russia Bull 3X Shares and Direxion Daily Russia Bear 3X Shares (the “Funds”).  Effective March 19, 2012, each Fund’s benchmark index will be changed from the DAX Global Russia + Index to the Market Vectors Russia Index (the “New Index”).

The investment objective of the Direxion Daily Russia Bull 3X Shares shall be changed to read: “The Fund seeks daily investment results, before fees and expenses, of 300% of the performance of the Market Vectors Russia Index (“Index”).  The Fund seeks daily leveraged investment results and does not seek to achieve its stated investment objective over a period of time greater than one day.  The Fund is different and much riskier than most exchange-traded funds.”

The investment objective of the Direxion Daily Russia Bear 3X Shares shall be changed to read: “The Fund seeks daily investment results, before fees and expenses, of 300% of the inverse (or opposite) of the performance of the Market Vectors Russia Index (“Index”).  The Fund seeks daily leveraged investment results and does not seek to achieve its stated investment objective over a period of time greater than one day.  The Fund is different and much riskier than most exchange-traded funds.”

As a result, effective March 19, 2012, each Fund’s 80% investment policy will change to invest in the New Index.  A description of the New Index, which will replace the index description currently appearing in the second and third paragraphs of the Principal Investment Strategies for each Fund in their combined Prospectus, is as follows:

Russia is considered an “emerging market,” as that term is defined by the index provider.  The determination that Russia is an “emerging market” is based on it being an economy that is in the initial stages of industrialization and has been historically marked by low per capita income and lack of capital market transparency, but appears to be implementing political and/or market reforms resulting in greater capital market transparency, increased access for foreign investors and generally improved economic conditions.  Emerging markets have the potential for significantly higher or lower rates of return and carry greater risks than more developed economies.  Additionally, because Russia produces and exports large volumes of oil and gas, the Russian economy is particularly sensitive to the fluctuations in the global energy sector.

The Index is a rules-based, modified capitalization weighted, float adjusted index, intended to represent the overall performance of publically traded companies that are domiciled and primarily listed on an exchange in Russia or that generate at least 50% of their revenues in Russia.  In exceptional cases, companies with less than 50% of their revenues derived from Russia may be eligible for inclusion in the Index.

Components of the Index must have a market capitalization of greater than $150 million on a rebalancing date to be eligible for the Index. Stocks whose market capitalizations fall below $75 million as of any rebalancing date will no longer be eligible for the Index. Stocks must have a three-month average daily trading volume value of at least $1 million to be eligible for the Index and issuers of such stocks must have traded at least 250,000 shares each month over the last six months.  The Index rebalances quarterly.

All references to the DAX Global Russia + Index in the Funds’ Prospectus and SAI will be changed to the New Index, effective March 19, 2012, except for Table 2 under the “Market Volatility” section on page 740 of the Funds’ Prospectus because the New Index will not have historical volatility.

The Funds will also be subject to the risks of investment in small and mid capitalization companies.  Accordingly, Small and Mid Capitalization Company Risk will be added under “Principal Risks” for each Fund in their combined Prospectus as follows:

1

Small and Mid Capitalization Company Risk
Investing in the securities of small and/or mid capitalization companies involves greater risks and the possibility of greater price volatility than investing in more-established, larger capitalization companies.  Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies.  Furthermore, those companies often have limited product lines, services, markets, financial resources or are dependent on a small management group.  In addition, because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies.  Adverse publicity and investor perceptions, whether based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund.  As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

For more information, please contact the Funds at (800) 476-7523.

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Please retain a copy of this Supplement with your Prospectus and SAI.